UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

Reebok International Ltd.
(Exact name of registrant as specified in its charter)

MA	1-9340	04-2678061
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1895 J.W. Foster Boulevard Canton, Massachusetts		02021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 401-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of Reebok International Ltd. dated October 21, 2004, reporting Reebok International Ltd.’s  preliminary financial results for the quarter ended September 30, 2004.  The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of Reebok International Ltd. with the SEC, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.01       Press release dated October 21, 2004 announcing Registrant’s preliminary results for the quarter ended September 30, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004

REEBOK INTERNATIONAL LTD.

	By:	/S/ KENNETH I. WATCHMAKER

Kenneth I. Watchmaker

Executive Vice President and

Chief Financial Officer

EXHIBIT LIST

99.01	Press release dated October 21, 2004 announcing Reebok International Ltd.’s preliminary results for the quarter ended September 30, 2004.